                                                                   Exhibit 10.17

                             OPEN PLAN SYSTEMS, INC.
                                    EMPLOYEE
                      NON-QUALIFIED STOCK OPTION AGREEMENT
                      ------------------------------------

     THIS AGREEMENT dated as of the 15th day of October, 2001, between Open Plan Systems, Inc., a Virginia corporation (the "Company"), and _________________ ("Optionee"), is made pursuant and subject to the provisions of the Company's 1996 Stock Incentive Plan, as amended from time to time (the "Plan"). All terms used herein that are defined in the Plan shall have the same meanings given them in the Plan.

     1.   Grant of Option. Pursuant to the terms of the Plan, the Company, on
          ---------------
October 15, 2001, granted to Optionee, subject to the terms and conditions of the Plan and subject further to the terms and conditions herein set forth, the right and option to purchase from the Company all or any part of an aggregate of _________ shares of the common stock of the Company (the "Common Stock") at the option price of $0.18 per share. Such option is to be exercisable as hereinafter provided.

     2.   Terms and Conditions. This option is subject to the following terms
          --------------------
and conditions:

          (a)  Expiration Date. The Expiration Date of this option is October
               ---------------
15, 2008.

          (b)  Exercise of Option. Except as provided in paragraphs 3, 4, 5 and
               ------------------
6 below, this option shall become exercisable with respect to twenty-five percent (25%) of the total number of shares covered by this option, as set forth in paragraph 1 above, on the date that is six (6) months after the date of this Agreement and at the end of each twelve (12) month period thereafter, up to a total of three (3) such periods, that Optionee continues to be employed by the Company after the date of the granting of this option. Once this option has become exercisable with respect to a particular number of shares in accordance with the preceding sentence, it shall continue to be exercisable with respect to such shares until the earlier of the termination of Optionee's rights hereunder pursuant to paragraph 3, 4, 5 or 6, or the Expiration Date. A partial exercise of this option shall not affect Optionee's right to exercise this option subsequently with respect to the remaining shares that are exercisable subject to the conditions of the Plan and this Agreement.

          (c)  Method of Exercising and Payment for Shares. This option may be
               -------------------------------------------
exercised only by written notice delivered to the attention of the Company's Secretary at the Company's principal office in Richmond, Virginia. The written notice shall specify the number of shares being acquired pursuant to the exercise of the option when such option is being exercised in part in accordance with subparagraph 2(b) hereof. The exercise date shall be the date upon which such notice is received by the Company. Such notice shall be accompanied by payment of the option price in full for each share either in cash in United States Dollars, or by the surrender of shares of Common Stock to the Company or the Company's withholding shares of Common Stock from Optionee upon exercise, or by cash equivalent acceptable to the Company or any combination thereof having an aggregate fair market value equal to the option price.

          (d)  Cashless Exercise. To the extent permitted by applicable laws and
               -----------------
regulations, at the request of Optionee, the Company will cooperate in a "cashless exercise" in accordance with Section 8.05 of the Plan.

          (e)  Tax Withholding. Upon the exercise of this option or portion
               ---------------
thereof, the Company shall have the right to require Optionee to reimburse the Company for any taxes required by any government to be withheld or otherwise deducted and paid with respect to such exercise and not complete the exercise of the option until the Company is so reimbursed. At its discretion, the Company may retain and withhold by means of cashing out a portion of such option, any such taxes required to be withheld by the Company. In lieu thereof, the Company shall have the unrestricted right to withhold, from any other cash amounts due (or to become due) from the Company to Optionee, an amount equal to such taxes required to be withheld by the company to reimburse the Company for any such taxes.

          (f)  Nontransferability. This option is nontransferable except, in the
               ------------------
event of Optionee's death, by will or by the laws of descent and distribution subject to the terms hereof. During Optionee's lifetime, this option may be exercised only by Optionee.

     3.   Exercise in the Event of Death. This option shall become exercisable
          ------------------------------
in full in the event that Optionee dies while employed by the Company or an Affiliate prior to the Expiration Date of this option. In that event, this option may be exercised by Optionee's estate, or the person or persons to whom his rights under this option shall pass by will or the laws of descent and distribution. Optionee's estate or such persons must exercise this option, if at all, within two (2) years of the date of Optionee's death or during the remainder of the period preceding the Expiration Date, whichever is shorter, but in no event may the option be exercised prior to the expiration of six (6) months from the date of the grant of the option.

     4.   Exercise in the Event of Permanent and Total Disability. This option
          -------------------------------------------------------
shall be exercisable in full if Optionee becomes permanently and totally disabled (within the meaning of Section 22(e)(3) of the Code) while employed by the Company or an Affiliate prior to the Expiration Date of this option. In such event, Optionee must exercise this option, if at all, within two (2) years of the date on which he or she terminates employment with the Company due to permanent and total disability or during the remainder of the period preceding the Expiration Date, whichever is shorter, but in no event may the option be exercised prior to the expiration of six (6) months from the date of the grant of the option.

     5.   Exercise After Retirement or Other Approved Circumstance. In the event
          --------------------------------------------------------
that Optionee retires from employment with the Company or in any other circumstance approved by the Committee in its sole discretion, this option shall become exercisable in full but must be exercised by Optionee, if at all, within two (2) years following his retirement date, in the event of his or her retirement, or within the period prescribed by the Committee, in an approved circumstance, or during the remainder of the period preceding the Expiration Date, whichever is shorter, but in no event may the option be exercised prior to the expiration of six (6) months from the date of the grant of the option.

     6.   Exercise After Termination of Employment. In all events, other than
          ----------------------------------------
those events addressed in paragraphs 3, 4 and 5, in which Optionee ceases to be employed by the Company or an Affiliate other than for cause, Optionee may exercise this option, in whole or in part, with respect to that number of shares which are exercisable under Paragraph 2(b). above at the time of the termination of his or her employment; provided that this option must be exercised, if at all, within ninety (90) days following the date upon which he or she ceases to be employed by the Company or during the remainder of the period preceding the Expiration Date, whichever is shorter, but in no event may the option be exercised prior to the expiration of six (6) months from the date of the grant of the option. If Optionee's employment is terminated for cause, his or her right to exercise this option shall terminate immediately. For the purposes of this Agreement,

"cause" shall mean conduct that is unprofessional, unethical, immoral or fraudulent as determined in the sole discretion of the Compensation Committee.

     7.   Fractional Shares. Fractional shares shall not be issuable hereunder,
          -----------------
and when any provision hereof may entitle Optionee to a fractional share such fraction shall be disregarded.

     8.   No Right to Continued Employment. This option does not confer upon
          --------------------------------
Optionee any right with respect to continuance of employment by the Company or an Affiliate, nor shall it interfere in any way with the right of the Company or an Affiliate to terminate Optionee's employment at any time.

     9.   Investment Representation. Optionee agrees that, unless such shares
          -------------------------
shall previously have been registered under the Securities Act of 1933, (a) any shares purchased by him or her hereunder will be purchased for investment and not with a view to distribution or resale, and (b) until such registration, certificates representing such shares may bear an appropriate legend to assure compliance with such Act. This investment representation shall terminate when such shares have been registered under the Securities Act of 1933.

     10.  Change of Control or Capital Structure. Subject to any required action
          --------------------------------------
by the shareholders of the Company, the number of shares of Common Stock covered by this option, and the price per share thereof, shall be proportionately adjusted and its terms shall be adjusted as the Committee shall determine to be equitably required for any increase or decrease in the number of issued and outstanding shares of Common Stock of the Company resulting from any stock dividend (but only on the Common Stock), stock split, subdivision, combination, reclassification, recapitalization or general issuance to holders of Common Stock of rights to purchase Common Stock at substantially below its then fair market value or any change in the number of such shares outstanding effected without receipt of cash or property or labor or services by the Company or for any spin-off, spin-out, split-up, split-off or other distribution of assets to shareholders.

     In the event of a Change of Control, the provisions of Section 13.03 of the Plan shall apply to this option. In the event of a change in the Common Stock of the Company as presently constituted, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan.

     The grant of this option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

     11.  Governing Law. This Agreement shall be governed by and construed and
          -------------
enforced in accordance with the laws of the Commonwealth of Virginia, except to the extent that federal law shall be deemed to apply.

     12.  Conflicts. In the event of any conflict between the provisions of the
          ---------
Plan and the provisions of this Agreement, the provisions of the Plan shall govern.

     13.  Optionee Bound by Plan. Optionee hereby acknowledges receipt of a copy
          ----------------------
of the Plan and agrees to be bound by all the terms and provisions thereof.

     14.  Binding Effect. Subject to the limitations stated above and in the
          --------------
Plan, this Agreement shall be binding upon and inure to the benefit of the legatees, distributees, and personal representatives of Optionee and the successors of the Company.

     15.  Counterparts. This Agreement may be executed in one or more
          ------------
counterparts, each one of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be signed by a duly authorized officer, and Optionee has affixed his signature hereto, as of the date and year first above written.


OPTIONEE:                                  OPEN PLAN SYSTEMS, INC.



__________________________________         By:__________________________________
[OPTIONEE]                                    Thomas M. Mishoe, Jr.
                                              Chief Executive Officer

                             OPEN PLAN SYSTEMS, INC.

            Schedule to Form of Non-Qualified Stock Option Agreements

      --------------------------------------------------------------------
                     Optionees                     Number of Options
                     ---------                     -----------------
      --------------------------------------------------------------------

      --------------------------------------------------------------------
        Thomas M. Mishoe, Jr.                                     20,000
      --------------------------------------------------------------------
        David E. Green                                            10,000
      --------------------------------------------------------------------
        Stephen P. Hindle                                         10,000
      --------------------------------------------------------------------
        John H. Bryson, III                                        7,500
      --------------------------------------------------------------------
        Kathryn L. Tyler                                           7,500
      --------------------------------------------------------------------